Exhibit 10.2

The CORPORATEplan for RetirementSM
EXECUTIVE PLAN

Adoption Agreement

IMPORTANT NOTE

This document has not been approved by the Department of Labor, the Internal Revenue Service or any other governmental entity.  An Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states.  An Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is “unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees” under the Employee Retirement Income Security Act with respect to the Employer’s particular situation.  Fidelity Management Trust Company, its affiliates and employees cannot and do not provide legal or tax advice or opinions in connection with this document.  This document does not constitute legal or tax advice or opinions and is not intended or written to be used, and it cannot be used by any taxpayer, for the purposes of avoiding penalties that may be imposed on the taxpayer.  This document must be reviewed by the Employer’s attorney prior to adoption.

Plan Number: 44279	ECM NQ 2007 AA
(07/2007)	10/20/2008

© 2007 Fidelity Management & Research Company

ADOPTION AGREEMENT
ARTICLE 1

1.01         PLAN INFORMATION

(a)           Name of Plan:

This is the Safety Insurance Company Executive Incentive Compensation Plan (the “Plan”).

(b)           Plan Status (Check one.):

(1)           Adoption Agreement effective date:   11/7/2008.

(2)           The Adoption Agreement effective date is (Check (A) or check and complete (B)):

(A)          ☐  A new Plan effective date.

(B)           ☒  An amendment and restatement of the Plan.

(c)           Name of Administrator, if not the Employer:

1.02         EMPLOYER

(a)           Employer Name:       Safety Insurance Company

(b)           The term “Employer” includes the following Related Employer(s) (as defined in Section 2.01(a)(25)) participating in the Plan:

1.03         COVERAGE

(Check (a) and/or (b).)

(a)           ☒  The following Employees are eligible to participate in the Plan (Check (1) or (2)):

(1)         ☒  Only those Employees designated in writing by the Employer, which writing is hereby incorporated herein.

(2)         ☐   Only those Employees in the eligible class described below:

(b)           ☐  The following Directors are eligible to participate in the Plan (Check (1) or (2)):

(1)         ☐  Only those Directors designated in writing by the Employer, which writing is hereby incorporated herein.

(2)         ☐  All Directors, effective as of the later of the date in 1.01(b) or the date the Director becomes a Director.

(Note:  A designation in Section 1.03(a)(1) or Section 1.03(b)(1) or a description in Section 1.03(a)(2) must include the effective date of such participation.)

1.04         COMPENSATION

(If Section 1.03(a) is selected, select (a) or (b). If Section 1.03(b) is selected, complete (c))

For purposes of determining all contributions under the Plan:

(a)           ☐ Compensation shall be as defined, with respect to Employees, in the                                                        Plan maintained by the Employer:

(1)   ☐  to the extent it is in excess of the limit imposed under Code section 401(a)(17).

(2)   ☐  notwithstanding the limit imposed under Code section 401(a)(17).

(b)           ☒ Compensation shall be as defined in Section 2.01(a)(9) with respect to Employees (Check (1), and/or (2) below, if, and as, appropriate):

(1)   ☐  but excluding the following:

(2)   ☐   but excluding bonuses, except those bonuses listed in the table in Section 1.05(a)(2).

(c)           ☐ Compensation shall be as defined in Section 2.01(a)(9)(c) with respect to Directors, but excluding the following:

1.05         CONTRIBUTIONS ON BEHALF OF EMPLOYEES

(a)           Deferral Contributions (Complete all that apply):

(1)	☒

Deferral Contributions. Subject to any minimum or maximum deferral amount provided below, the Employer shall make a Deferral Contribution in accordance with, and subject to, Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the applicable calendar year (or portion of the applicable calendar year).

Deferral Contributions	Dollar Amount		% Amount
Type of Compensation	Min	Max	Min	Max
Base Compensation			0	75

(Note:  With respect to each type of Compensation, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages.)

(2)	☒

Deferral Contributions with respect to Bonus Compensation only. The Employer  requires Participants to enter into a special salary reduction agreement to make Deferral Contributions with respect to one or more Bonuses, subject to minimum and maximum deferral limitations, as provided in the table below.

	Treated As
		Non-
Deferral Contributions	Performance	Performance	Dollar Amount		% Amount
Type of Bonus	Based	Based	Min	Max	Min	Max
Bonus Compensation		Yes			0	100

(Note:  With respect to each type of Bonus, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages.  In the event a bonus identified as a Performance-based Bonus above does not constitute a Performance-based Bonus with respect to any Participant, such Bonus will be treated as a Non-Performance-based Bonus with respect to such Participant.)

(b)           Matching Contributions (Choose (1) or (2) below, and (3) below, as applicable):

(1)         ☒ The Employer shall make a Matching Contribution on behalf of each Employee Participant in an amount described below:

(A)  ☐ % of the Employee Participant’s Deferral Contributions for the calendar year.

(B)  ☐ The amount, if any, declared by the Employer in writing, which writing is hereby incorporated herein.

(C)  ☒ Other:        75% of the Participant’s Deferral Contributions; provided, however, that Deferral Contributions in excess of 8% of the Participant’s compensation for the Plan Year shall not be considered.  For this purpose, “compensation” shall mean the Participant’s base salary and annual bonus received (or deferred) in such Plan Year.

(2)        ☐      Matching Contribution Offset. For each Employee Participant who has made elective contributions (as defined in 26  CFR section  1.401(k)-6 (“QP Deferrals”)) of the maximum permitted under Code section 402(g), or the maximum permitted under the terms of the                                                        Plan (the “QP”), to the QP, the Employer shall make a Matching Contribution in an amount equal to (A) minus (B) below:

(A)   The matching contributions (as defined in 26 CFR section 1.401(m)-1(a)(2) (“QP Match”)) that the Employee Participant would have received under the QP on the sum of the Deferral Contributions and the Participant’s QP Deferrals, determined as though—

•   no limits otherwise imposed by the tax law applied to such QP match; and

•   the Employee Participant’s Deferral Contributions had been made to the QP.

(B)   The QP Match actually made to such Employee Participant under the QP for the applicable calendar year.

Provided, however, that the Matching Contributions made on behalf of any Employee Participant pursuant to this Section 1.05(b)(2) shall be limited as provided in Section 4.02 hereof.

(3)           ☐ Matching Contribution Limits (Check the appropriate box (es)):

(A)   ☐  Deferral Contributions in excess of    % of the Employee Participant’s Compensation for the calendar year shall not be considered for Matching Contributions.

(B)   ☐  Matching Contributions for each Employee Participant for each calendar year shall be limited to $

(c)           Employer Contributions

(1) ☒    Fixed Employer Contributions. The Employer shall make an Employer Contribution on behalf of each Employee Participant in an amount determined as described below:

1.75% of the combined statutory net income from the insurance subsidiaries of Safety Insurance Group, Inc.

(2) ☐    Discretionary Employer Contributions. The Employer may make Employer Contributions to the accounts of Employee Participants in any amount (which amount may be zero), as determined by the Employer in its sole discretion from time to time in a writing, which is hereby incorporated herein.

1.06         CONTRIBUTIONS ON BEHALF OF DIRECTORS

(a) ☐  Director Deferral Contributions

The Employer shall make a Deferral Contribution in accordance with, and subject to, Section 4.01 on behalf of each Director Participant who has an executed deferral agreement in effect with the Employer for the applicable calendar year (or portion of the applicable calendar year), which deferral agreement shall be subject to any minimum and/or maximum deferral amounts provided in the table below.

Deferral Contributions	Dollar Amount		% Amount
Type of Compensation	Min	Max	Min	Max

(Note:  With respect to each type of Compensation, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages.)

(b)  Matching and Employer Contributions:

(1)  ☐ Matching Contributions. The Employer shall make a Matching Contribution on behalf of each Director Participant in an amount determined as described below:

(2)  ☐ Fixed Employer Contributions. The Employer shall make an Employer Contribution on behalf of each Director Participant in an amount determined as described below:

(3)           ☐  Discretionary Employer Contributions. The Employer may make Employer Contributions to the accounts of Director Participants in any amount (which amount may be zero), as determined by the Employer in its sole discretion from time to time, in a writing, which is hereby incorporated herein.

1.07         DISTRIBUTIONS

The form and timing of distributions from the Participant’s vested Account shall be made consistent with the elections in this Section 1.07.

(a) (1)  Distribution options to be provided to Participants

(G)
				(D) Earlier of	(E) Earlier of		Change
	(A) Specified	(B) Specified	(C) Separation	Separation or	Separation or		in
	Date	Age	From Service	Age	Specified Date	(F) Disability	Control	(H) Death

Deferral Contribution	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☒ Lump Sum ☒ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum	☐ Lump Sum ☐ Installments

Matching Contributions	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☒ Lump Sum ☒ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum	☐ Lump Sum ☐ Installments

Employer Contributions	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☒ Lump Sum ☒ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum ☐ Installments	☐ Lump Sum	☐ Lump Sum ☐ Installments

(Note:  If the Employer elects (F), (G), or (H) above, the Employer must also elect (A), (B), (C), (D), or (E) above, and the Participant must also elect (A), (B), (C), (D), or (E) above.  In the event the Employer elects only a single payment trigger and/or payment method above, then such single payment trigger and/or payment method shall automatically apply to the Participant.  If the employer elects to provide for payment upon a specified date or age, and the employer applies a vesting schedule to amounts that may be subject to such payment trigger(s), the employer must apply a minimum deferral period, the number of years of which must be greater than the number of years required for 100% vesting in any such amounts. If the employer elects to provide for payment upon disability and/or death, and the employer applies a vesting schedule to amounts that may be subject to such payment trigger, the employer must also elect to apply 100% vesting in any such amounts upon disability and/or death.)

(2)      ☒       A Participant incurs a Disability when the Participant (Check at least one if Section 1.07(a)(1)(F) or if Section 1.08(e)(3) is elected):

(A)         ☐ is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

(B)         ☐ is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Employer.

(C)         ☐ is determined to be totally disabled by the Social Security Administration or the Railroad Retirement Board.

(D)        ☒ is determined to be disabled pursuant to the following disability insurance program: The Hartford Insurance Long-Term Disability Plan (plan # GLT 674581) the definition of disability under which complies with the requirements in regulations under Code section 409A.

(Note:  If more than one box above is checked, then the Participant will have a Disability if he satisfies at least one of the descriptions corresponding to one of such checked boxes.)

(3)        ☒     Regardless of any payment trigger and, as applicable, payment method, to which the Participant would otherwise be subject pursuant to (1) above, the first to occur of the following Plan-level payment triggers will cause payment to the Participant commencing pursuant to Section 1.07(c)(1) below in a lump sum, provided such Plan-level payment trigger occurs prior to the payment trigger to which the Participant would otherwise be subject.

Payment Trigger

(A)          ☐ Separation from Service prior to:

(B)           ☐ Separation from Service

(C)           ☐ Death

(D)          ☒ Change in Control

(b)           Distribution Election Change

 A  Participant

(1)	☐	shall
(2)	☒	shall not

 be permitted to modify a scheduled distribution election in accordance with Section 8.01(b) hereof.

(c)           Commencement of Distributions

(1)                                  Each lump sum distribution and the first distribution in a series of installment payments (if applicable) shall commence as elected in (A), (B) or (C) below:

(A) ☒	Monthly on the 1st day of the month which day next follows the applicable triggering event described in 1.07(a).

(B) ☐	Quarterly on the day of the following months , , , or (list one month in each calendar quarter) which day next follows the applicable triggering event described in 1.07(a).

(C) ☐	Annually on the day of (month) which day next follows the applicable triggering event described in 1.07(a).

(Note:  Notwithstanding the above: a six-month delay shall be imposed with respect to certain distributions to Specified Employees; a Participant who chooses payment on a Specified Date will choose a month, year or quarter (as applicable) only, and payment will be made on the applicable date elected in (A), (B) or (C) above that falls within such month, year or quarter elected by the Participant.)

(2)                                  The commencement of distributions pursuant to the events elected in Section 1.07(a)(1) and Section 1.07(a)(3) shall be modified by application of the following:

(A) ☐	Separation from Service Event Delay - Separation from Service will be treated as not having occurred for months after the date of such event.

(B) ☐	Plan Level Delay - all distribution events (other than those based on Specified Date or Specified Age) will be treated as not having occurred for days (insert number of days but not more than 30).

(d)           Installment Frequency and Duration

If installments are available under the Plan pursuant to Section 1.07(a), a Participant shall be permitted to elect that the installments will be paid (Complete 1 and 2 below):

(1)           at the following intervals:

(A) ☐	Monthly commencing on the day elected in Section 1.07(c)(1).

(B) ☐	Quarterly commencing on the day elected in Section1.07(c)(1) (with payments made at three-month intervals thereafter).

(C) ☒	Annually commencing on the day elected in Section 1.07(c)(1).

(2)           over the following term(s) (Complete either (A) or (B)):

(A) ☒	Any term of whole years between 2 (minimum of 1) and 10 (maximum of 30).

(B) ☐	Any of the whole year terms selected below.

☐ 1	☐ 2	☐ 3	☐ 4	☐ 5	☐ 6
☐ 7	☐ 8	☐ 9	☐ 10	☐ 11	☐ 12
☐ 13	☐ 14	☐ 15	☐ 16	☐ 17	☐ 18
☐ 19	☐ 20	☐ 21	☐ 22	☐ 23	☐ 24
☐ 25	☐ 26	☐ 27	☐28	☐ 29	☐30

(Note:  Only elect a term of one year if Section 1.07(d)(1)(A) and/or Section 1.07(d)(1)(B) is elected above.)

(e)           Conversion to Lump Sum

☐  Notwithstanding anything herein to the contrary , if the Participant’s vested Account at the time such Account becomes payable to him hereunder does not exceed $           distribution of the Participant’s vested Account shall automatically be made in the form of a single lump sum at the time prescribed in Section 1.07 (c)(1).

(f)            Distribution Rules Applicable to Pre-effective Date Accruals

☐  Benefits accrued under the Plan (subject to Code section 409A) prior to the date     in Section 1.01(b)(1) above are subject to distribution rules not described in Section 1.07(a) through (e), and such rules are described in Attachment A Re: PRE EFFECTIVE DATE ACCRUAL DISTRIBUTION RULES.

1.08  VESTING SCHEDULE

(a)           (1)           The Participant’s vested percentage in Matching Contributions elected in Section 1.05(b) shall be based upon the following schedule and unless Section 1.08(a)(2) is checked below will be based on the elapsed time method as described in Section 7.03(b).

Years of Service	Vesting %
0	0
1	20
2	40
3	60
4	80
5	100

(2)           ☐  Vesting shall be based on the class year method as described in Section 7.03(c).

(b)           (1)           The Participant’s vested percentage in Employer Contributions elected in Section 1.05(c) shall be based upon the following schedule and unless Section 1.08(b)(2) is checked below will be based on the elapsed time  method as described in Section 7.03(b).

Years of Service	Vesting %
0	0
1	20
2	40
3	60
4	80
5	100

(2)           ☐  Vesting shall be based on the class year method as described in Section 7.03(c).

(c)           ☐  Years of Service shall exclude (Check one.):

(1) ☐ for new plans, service prior to the Effective Date as defined in Section 1.01(b)(2)(A).

(2) ☐  for existing plans converting from another plan document, service prior to theoriginal Effective Date as defined in Section 1.01(b)(2)(B).

(Note:  Do not elect to apply this Section 1.08(c) if vesting is based only on the class year  method.)

(d)           ☐ Notwithstanding anything to the contrary herein, a Participant will forfeit his Matching Contributions and Employer Contributions (regardless of whether vested) upon the occurrence of the following event(s):

(Note: Contributions with respect to Directors, which are 100% vested at all times, are subject to the rule in this subsection (d).)

(e)           A Participant will be 100% vested in his Matching Contributions and Employer Contributions upon (Check the appropriate box(es)):

(1) ☐    Retirement eligibility is the date the Participant attains age 0 and completes 0 Years of Service, as defined in Section 7.03(b).

(2) ☒  Death.

(3) ☒  The date on which the Participant becomes disabled, as determined under Section 1.07(a)(2).

(Note:  Participants will automatically vest upon Change in Control if Section 1.07(a)(1)(G) is elected.)

(f)            ☐ Years of Service in Section 1.08 (a)(1) and Section 1.08 (b)(1) shall include service with the following employers:

1.09  INVESTMENT DECISIONS

A Participant’s Account shall be treated as invested in the Permissible Investments as directed by the Participant unless otherwise provided below:

1.10  ADDITIONAL PROVISIONS

The Employer may elect Option below and complete the Superseding Provisions Addendum to describe overriding provisions that are not otherwise reflected in this Adoption Agreement.

☒  The Employer has completed the Superseding Provisions Addendum to reflect the provisions of the Plan that supersede provisions of this Adoption Agreement and/or the Basic Plan Document.

   EXECUTION PAGE

(Fidelity’s Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 29th day of October, 2008.

Employer	Safety Insurance Company

By	/s/ William J. Begley, Jr.

Title	VP, Treasurer, CFO

   EXECUTION PAGE

(Fidelity’s Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 29th day of October, 2008.

Employer	Safety Insurance Company

By	/s/ William J. Begley, Jr.

Title	VP, Treasurer, CFO

AMENDMENT EXECUTION PAGE
(Fidelity’s Copy)

Plan Name:	Safety Insurance Company Executive Incentive Compensation Plan (the “Plan”)

Employer:	Safety Insurance Company

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement.  Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:

By:

Title:

Date:

AMENDMENT EXECUTION PAGE
(Fidelity’s Copy)

Plan Name:	Safety Insurance Company Executive Incentive Compensation Plan (the “Plan”)

Employer:	Safety Insurance Company

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement.  Attach the amended page(s) of the Adoption Agreement to these execution pages.)

Section Amended	Effective Date

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:

By:

Title:

Date:

ATTACHMENT A

Re:    PRE EFFECTIVE DATE ACCRUAL DISTRIBUTION RULES

Plan Name:	Safety Insurance Company Executive Incentive Compensation Plan (the “Plan”)

ATTACHMENT B

Re:  SUPERSEDING PROVISIONS
for

Plan Name:	Safety Insurance Company Executive Incentive Compensation Plan (the “Plan”)

(a)  Superseding  Provision(s) - The following provisions  supersede  other  provisions  of  this  Adoption  Agreement and/or the Basic Plan Document as described below:

Notwithstanding anything the contrary in section 1.07(a)(3)(D), all Participants shall have a nonforfeitable right to receive the entire amount of their account balances under the Plan and all  such amounts shall be paid out to Participants commencing pursuant to Section 1.07(c)(1) in a lump  sum.